Exhibit 10.12

EXECUTION VERSION

AMENDMENT AND WAIVER NO. 1 TO CREDIT AGREEMENT, dated as of March 8, 2019 (this “Agreement”), is made and entered into by and among AAC Holdings, Inc., a Nevada corporation (the “Borrower”), the other Loan Parties, the Lenders party hereto constituting the Required Lenders and Credit Suisse AG (“Credit Suisse”), as Administrative Agent and Collateral Agent under the Credit Agreement (as defined below).

RECITALS

WHEREAS, reference is made to the Credit Agreement, dated as of June 30, 2017 (as amended by the Incremental Loan Assumption Agreement, dated as of September 25, 2017, and the Incremental Loan Assumption Agreement, dated as of March 1, 2018, and as further amended, restated, supplemented or otherwise modified prior to the date of this Agreement, the “Credit Agreement”), by and among the Borrower, the lenders party thereto and Credit Suisse, as Administrative Agent and Collateral Agent;

WHEREAS, on the terms and subject to the conditions set forth in this Agreement and in the Credit Agreement and pursuant to and in accordance with Section 9.08 of the Credit Agreement, the Borrower has requested that the Lenders party hereto constituting the Required Lenders hereby agree to make the amendments to the Credit Agreement set forth in this Agreement;

WHEREAS, on the terms and subject to the conditions set forth in this Agreement and in the Credit Agreement and pursuant to and in accordance with Section 9.08 of the Credit Agreement, the Borrower has requested that the Required Lenders agree to waive a Default and an Event of Default that would occur under Section 6.10 of the Credit Agreement solely for the fiscal quarter of the Borrower ending on December 31, 2018 (the “Potential Default”);

WHEREAS, on the terms and subject to the conditions set forth in this Agreement and in the Credit Agreement and pursuant to and in accordance with Section 9.08 of the Credit Agreement, the Lenders party hereto constituting the Required Lenders are willing to agree to make the amendments to the Credit Agreement set forth in this Agreement and to waive the Potential Default and to permit the incurrence of the Priming Senior Secured Term Loan Facility; and

WHEREAS, the Required Lenders have authorized, directed and instructed the Administrative Agent to execute and deliver this Agreement, the Intercreditor Agreement (as defined below) and the Amendment No. 2 to Guarantee and Collateral Agreement (as defined below).

NOW, THEREFORE, in consideration of the mutual agreements contained in this Agreement and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined in this Agreement shall have the meanings assigned to such terms in the Credit Agreement. This Agreement is a “Loan Document”.

SECTION 2. Amendments. On the Effective Date (as defined below), on the terms and subject to the conditions set forth in this Agreement and in the Credit Agreement and pursuant to and in accordance with Section 9.08 of the Credit Agreement, the parties hereto hereby agree that (i) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto, (ii) the Schedules to the Credit Agreement are hereby amended and restated in their entirety as set forth on Annex II hereto and (iii) the Exhibits to the Credit Agreement are hereby amended and restated in their entirety as set forth on Annex III hereto.

SECTION 3. Conditions Precedent to Effectiveness. This Agreement shall become effective solely upon the satisfaction of the following conditions precedent (upon satisfaction of such conditions, such date being referred to in this Agreement as the “Effective Date”):

(a) The Administrative Agent shall have received a counterpart signature page of this Agreement duly executed by each of the Loan Parties and the Lenders party hereto constituting the Required Lenders.

(b) The Borrower shall have (i) paid an amendment fee to the Administrative Agent, for the account of each undersigned Lender who has executed and delivered its signature page to this Amendment on March 8, 2019, in an amount in cash equal to 1.00% of such Lender’s Loans and Commitments on the Effective Date and (ii) reimbursed or paid all costs, expenses, fees and other amounts incurred by the Administrative Agent, the Arrangers and the Lenders in connection with this Agreement, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable costs, expenses, fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document.

(c) The representations and warranties set forth in Section 4 of this Agreement shall be true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date and except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality.

(d) The Administrative Agent and the Lenders party hereto shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (including, for the avoidance of doubt, a certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230).

(e) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Arrangers and the Lenders party hereto, a written opinion from each of (i) Cozen O’Connor, California, Delaware, Massachusetts, New York and Texas counsel for the Borrower, and (ii) Ballard Spahr LLP, Nevada counsel to the Loan Parties, in each case, (A) dated as of the Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent, the Arrangers and the Lenders party hereto, and (C) covering such matters relating to this Agreement and the other Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions.

(f) The Administrative Agent shall have received (i) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated as of the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or in the alternative, a certification by such Loan Party as to no changes to the by-laws since the date of the last secretary’s certificate delivered to the Administrative Agent), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Loan Party authorizing the execution, delivery and performance of this Agreement to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that attached thereto is a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization (or in the alternative, a certification by such Loan Party as to no changes to the certificate or articles of incorporation since the date of the last secretary’s certificate delivered to the Administrative Agent), and (D) as to the incumbency and specimen signature of each officer executing this Agreement, any other Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; (iv) such other documents as the Administrative Agent may reasonably request, including customary lien and judgment searches with respect to each Loan Party (including the Company) and customary evidence of insurance coverage and customary lender’s loss payable endorsements as to casualty and business interruption insurance.

(g) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality.

(h) At the time of and immediately after giving effect to the consummation of the transactions to be effected on the Effective Date, no Default or Event of Default shall have occurred and be continuing or be continuing.

(i) The Administrative Agent shall have received a certificate, dated as of the Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in clauses (c), (g) and (h) of this Section 3.

(j) The Administrative Agent shall have received a certificate from the chief financial officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to this Agreement, are Solvent.

(k) The Administrative Agent shall have received an intercreditor agreement, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders, duly executed by Credit Suisse, as Senior Lien Representative (as defined therein), the Administrative Agent, as Junior Lien Representative (as defined therein), and each of the Loan Parties (the “Intercreditor Agreement”).

(l) Substantially concurrently with the effectiveness of the Amendment, the Priming Senior Secured Term Loan Facility shall have been funded in accordance with the terms and conditions of the Priming Senior Secured Term Loan Credit Agreement.

(m) The Administrative Agent and the Lenders shall have received from the Loan Parties an initial 13-week budget that is in form and substance reasonably satisfactory to the Required Lenders (it being understood and agreed that the budget attached hereto as Annex IV is reasonably satisfactory to the Required Lenders) (the “Initial Budget”).

(n) The Administrative Agent shall have received an executed Amendment No. 2 to Guarantee and Collateral Agreement, dated as of the date hereof (the “Amendment No. 2 to Guarantee and Collateral Agreement”), by and among the Borrower, the other Grantors and the Administrative Agent, amending that certain Guarantee and Collateral Agreement, dated as of June 30, 2017 (as amended by the Assumption Agreement, dated as of March 1, 2018, and Amendment No. 1 to Guarantee and Collateral Agreement, dated as of March 30, 2018, and as further amended, restated, supplemented or otherwise modified prior to the date of this Amendment, the “Guarantee and Collateral Agreement”), by and among the Borrower and certain Subsidiaries of the Borrower, in favor of Credit Suisse, as Collateral Agent for the Secured Parties in connection with the Credit Agreement.

SECTION 4. Representations and Warranties. In order to induce the Lenders party hereto to enter into this Agreement, each Loan Party represents and warrants to the Lenders party hereto, as of the Effective Date, that both before and after giving effect to this Agreement, the following statements are true and correct in all material respects:

(a) Power and Authority. The Borrower and each of the Subsidiaries has the power and authority to execute, deliver and perform its obligations under this Agreement, the Credit Agreement and the other Loan Documents.

(b) Authorization. The Agreement (a) has been duly authorized by all requisite corporate and, if required, stockholder action and (b) shall not (i) violate (A) any provision of (x) any material law, statute, rule or regulation, or (y) the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any material order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound (in each case which is material to the conduct of their business), (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, in the case of this clause (ii) as could reasonably be expected to result in a Material Adverse Effect or (iii) result in the creation or imposition of any Lien upon or with respect to any material property or assets now owned or hereafter acquired, created, developed or invented by the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).

(c) Enforceability. This Agreement has been duly executed and delivered by each of the Loan Parties party thereto and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(d) Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or shall be required in connection with this Agreement, except for such actions, consents or approvals (a) as have been made or obtained and are in full force and effect or (b) the failure to obtain could not reasonably be expected to result in a Material Adverse Effect.

(e) Absence of Default. At the time of and immediately after giving effect to the consummation of the transactions to be effected on the Effective Date, no Default or Event of Default has occurred and is continuing or would result from this Agreement.

(f) Copies of Loan Documents. The Loan Parties have provided the Lenders party hereto with true, accurate and complete copies of the Credit Agreement and all other material Loan Documents together with all material amendments, consents, waivers and any other modifications thereto and all such Loan Documents are in full force and effect through and including the date of this Agreement.

SECTION 5. Reaffirmation of Guarantees and Security Interests. Each Loan Party hereby acknowledges its receipt of a copy of this Agreement and its review of the terms and conditions of this Agreement and consents to the terms and conditions of this Agreement. Each Loan Party hereby (a) affirms and confirms its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement).

SECTION 6. Expenses; Indemnity; Damage Waiver. Section 9.05 of the Credit Agreement is hereby incorporated, mutatis mutandis, by reference as if such Section was set forth in full in this Agreement.

SECTION 7. Release. The Borrower and each Subsidiary Guarantor (each, on behalf of itself and its Subsidiaries and Affiliates) and their respective successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under the Borrower or any Subsidiary Guarantor, for their past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders, and the Administrative Agent’s, the Collateral Agent’s, the Issuing Bank’s and each Lender’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Lender Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing.

SECTION 8. Waiver. The Lenders party hereto constituting the Required Lenders hereby waive the Potential Default that have occurred or may occur, and agree that the Potential Default shall not be deemed a Default or an Event of Default.

SECTION 9. Effect on the Credit Agreement.

(a) Except as specifically amended or waived by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) Except as specifically waived by this Agreement, the execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under any Loan Document.

(c) The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.

(d) From and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended and waived by this Agreement.

(e) This Agreement is, and shall be deemed to be, a Loan Document.

SECTION 10. Miscellaneous.

(a) Amendment, Modification and Waiver. This Agreement may not be amended nor may any provision of this Agreement be waived except pursuant to a writing signed by each of the parties hereto.

(b) Entire Agreement. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter of this Agreement and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter of this Agreement.

(c) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(d) Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, its Subsidiaries or any of their respective properties in the courts of any jurisdiction.

(e) Waiver of Objection to Venue and Forum Non Conveniens. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(f) Consent to Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Credit Agreement. Nothing in any Loan Document shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(h) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained in this Agreement and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

(i) Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective. Delivery of an executed signature page to this Agreement by facsimile (or other electronic) transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

(j) Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AAC HOLDINGS, INC., as the Borrower

By:	/s/ Andrew McWilliams
Name: Andrew McWilliams
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

AMERICAN ADDICTION CENTERS, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

FORTERUS HEALTH CARE SERVICES, INC. SAN DIEGO ADDICTION TREATMENT CENTER, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

AAC HEALTHCARE NETWORK, INC.

By:	AAC Holdings, Inc. its sole stockholder

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

AAC LAS VEGAS OUTPATIENT CENTER, LLC AAC DALLAS OUTPATIENT CENTER, LLC ADDICTION LABS OF AMERICA, LLC

By:	American Addiction Centers, Inc. its sole member

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

[Signature Page to Amendment and Waiver No. 1 to Credit Agreement]

THE ACADEMY REAL ESTATE, LLC

By:	Behavioral Healthcare Realty, LLC, its sole member

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

RECOVERY BRANDS, LLC

By:	Referral Solutions Group, LLC, its sole member

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

REFERRAL SOLUTIONS GROUP, LLC

By:	Sober Media Group. LLC, its sole member

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams
Title:	Chief Financial Officer

[Signature Page to Amendment and Waiver No. 1 to Credit Agreement]

BHR GREENHOUSE REAL ESTATE, LLC
BHR OXFORD REAL ESTATE, LLC
GREENHOUSE TREATMENT CENTER, LLC
CONCORDE TREATMENT CENTER, LLC
RECOVERY FIRST OF FLORIDA, LLC
RI-CLINICAL SERVICES, LLC

NEW JERSEY ADDICTION TREATMENT CENTER, LLC
BEHAVIORAL HEALTHCARE REALTY, LLC
CONCORDE REAL ESTATE, LLC
BHR ALISO VIEJO REAL ESTATE, LLC
BHR RINGWOOD REAL ESTATE, LLC
OXFORD TREATMENT CENTER, LLC
SOBER MEDIA GROUP, LLC
RIVER OAKS TREATMENT CENTER, LLC
LAGUNA TREATMENT HOSPITAL, LLC
SOLUTIONS TREATMENT CENTER, LLC
OXFORD OUTPATIENT CENTER, LLC
SAGENEX DIAGNOSTICS LABORATORY, LLC

By:	/s/ Andrew McWilliams
Name:	Andrew McWilliams
Title:	Chief Financial Officer

[Signature Page to Amendment and Waiver No. 1 to Credit Agreement]

SAN DIEGO PROFESSIONAL GROUP, P.C. PALM BEACH PROFESSIONAL GROUP, PROFESSIONAL CORPORATION LAS VEGAS PROFESSIONAL GROUP- CALARCO, P.C.
GRAND PRARIE PROFESSIONAL GROUP, P.A.
OXFORD PROFESSIONAL GROUP, P.C. PONTCHARTRAIN MEDICAL GROUP, A PROFESSIONAL CORPORATION

By:	/s/ Mark A. Calarco, D.O.

Name:	Mark A. Calarco, D.O.
Title:

[Signature Page to Amendment and Waiver No. 1 to Credit Agreement]

ADCARE, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams

Title:	Chief Financial Officer

ADCARE HOSPITAL OF WORCESTER, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams

Title:	Chief Financial Officer

GREEN HILL REALTY CORPORATION

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams

Title:	Chief Financial Officer

LINCOLN CATHARINE REALTY CORPORATION

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams

Title:	Chief Financial Officer

ADCARE RHODE ISLAND, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams

Title:	Chief Financial Officer

TOWER HILL REALTY, INC.

By:	/s/ Andrew McWilliams

Name:	Andrew McWilliams

Title:	Chief Financial Officer

[Signature Page to Amendment and Waiver No. 1 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Didier Siffer
	Name:	Didier Siffer
	Title:	Authorized Signatory

By:	/s/ Bryan J. Matthews
	Name:	Bryan J. Matthews
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Didier Siffer
	Name:	Didier Siffer
	Title:	Authorized Signatory

By:	/s/ Bryan J. Matthews
	Name:	Bryan J. Matthews
	Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDER:

BRIGHTWOOD CAPITAL FUND III HOLDINGS SPV-2, LLC

BY: BRIGHTWOOD CAPITAL FUND MANAGERS III, LLC, as its Manager

By:	/s/ Phil Daniele
	Name:	Phil Daniele
	Title:	Chief Risk Officer

By:	/s/ Sengal Selassie
	Name:	Sengal Selassie
	Title:	Managing Member

BRIGHTWOOD CAPITAL FUND III-U, LP

BY: BRIGHTWOOD CAPITAL FUND MANAGERS III, LLC, as its Manager

By:	/s/ Phil Daniele
	Name:	Phil Daniele

	Title:	Chief Risk Officer

By:	/s/ Sengal Selassie
	Name:	Sengal Selassie
	Title:	Managing Member

AAC – Credit Agreement Amendment and Waiver No. 1

BRIGHTWOOD CAPITAL FUND IV, LP

BY: BRIGHTWOOD CAPITAL FUND MANAGERS IV, LLC, its General Partner

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

BRIGHTWOOD CAPITAL OFFSHORE FUND IV, LP

BY: BRIGHTWOOD CAPITAL FUND MANAGERS IV, LLC, its General Partner

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

BRIGHTWOOD CAPITAL OFFSHORE FUND IV-U, LP

BY: BRIGHTWOOD CAPITAL FUND MANAGERS IV, LLC, its General Partner

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

By:	/s/ Sengal Selassie
Name: Sengal Selassie

Title: Managing Member

AAC – Credit Agreement Amendment and Waiver No. 1

BRIGHTWOOD CAPITAL CO-INVEST FUND, LP

BY: BRIGHTWOOD CAPITAL FUND MANAGERS IV, LLC, its General Partner

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

BRIGHTWOOD CAPITAL FUND IV HOLDINGS SPV-2, LLC

BY: BRIGHTWOOD CAPITAL FUND MANAGERS IV, LLC, its General Partner

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

AAC – Credit Agreement Amendment and Waiver No. 1

BRIGHTWOOD CAPITAL FUND IV-U, LP

BY: BRIGHTWOOD CAPITAL FUND MANAGERS IV, LLC, its General Partner

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

BRIGHTWOOD CAPITAL OFFSHORE FUND IV HOLDINGS SPV-2, LLC

BY: BRIGHTWOOD CAPITAL FUND MANAGERS IV, LLC, its General Partner

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

AAC – Credit Agreement Amendment and Waiver No. 1

BRIGHTWOOD FUND III STATIC 2018-1, LLC,

BY: BRIGHTWOOD CAPITAL FUND MANAGERS III, LLC, as its Manager

By:	/s/ Phil Daniele
Name: Phil Daniele
Title: Chief Risk Officer

By:	/s/ Sengal Selassie
Name: Sengal Selassie
Title: Managing Member

AAC – Credit Agreement Amendment and Waiver No. 1

LENDER:

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

By:	HG Vora Capital Management, LLC, in its capacity as investment adviser

By:	/s/ Gary Moross
Name: Gary Moross
Title: Partner

AAC – Credit Agreement Amendment and Waiver No. 1

LENDER:

MAIN STREET CAPITAL CORPORATION

By:	/s/ Nicholas T. Meserve
Name: Nicholas T. Meserve
Title: Managing Director

AAC – Credit Agreement Amendment and Waiver No. 1

LENDER:

I-45 SPV LLC

By:	/s/ Nicholas T. Meserve
Name: Nicholas T. Meserve
Title: Manager

AAC – Credit Agreement Amendment and Waiver No. 1

LENDER:

HMS FUNDING I LLC

BY: HMS INCOME FUND, INC. ITS DESIGNATED MANAGER

By:	/s/ Alejandro Palomo
Name: Alejandro Palomo
Title: Authorized Agent

AAC – Credit Agreement Amendment and Waiver No. 1

LENDER:

CQS CREDIT MULTI ASSET FUND, A SUB-FUND OF CQS GLOBAL FUNDS (IRELAND) PLC

By:	/s/ Atholl Wilton
	Name:	Atholl Wilton
	Title:	Authorised Signatory

CQS AIGUILLE DU CHARDONNET MF S.C.A. SICAV-SIF

By:	/s/ Atholl Wilton
	Name:	Atholl Wilton
	Title:	Authorised Signatory

GRACECHURCH OPPORTUNITIES FUND LIMITED

By:	/s/ Atholl Wilton
	Name:	Atholl Wilton
	Title:	Authorised Signatory

CQS DEDICATED MULTI STRATEGY FUND LIMITED

By:	/s/ Atholl Wilton
	Name:	Atholl Wilton
	Title:	Authorised Signatory

AAC – Credit Agreement Amendment and Waiver No. 1

LENDER:

CAPITAL SOUTHWEST CORPORATION

By:	/s/ Josh Weinstein
	Name:	Josh Weinstein
	Title:	MD

AAC – Credit Agreement Amendment and Waiver No. 1